Redeemable, Convertible Preferred Stock	12 Months Ended
Dec. 31, 2023
Temporary Equity Disclosure [Abstract]
Redeemable, Convertible Preferred Stock	Redeemable, Convertible Preferred Stock
Prior to the Business Combination, the Company had six outstanding series of contingently redeemable convertible preferred stock. The dollar amounts and share counts in the table below are adjusted to reflect the impact of the exchange ratio on the shares authorized, shares issued and outstanding, and issue price. The authorized, issued and outstanding shares, issue price, and carrying value as of December 31, 2022 are as follows (in thousands, except share and per share amounts):

	Shares Authorized	Shares Issued and Outstanding	Issue Price	Carrying Amount
Series A	20,414,445	20,414,445	$0.40 - $0.90	$12,230
Series B	7,582,934	7,582,934	2.37	18,000
Series C	18,613,084	18,121,698	3.36	60,850
Series D	44,946,572	44,452,681	4.56	188,402
Series E	22,678,139	22,678,139	5.23	118,076
Series F	15,898,496	15,898,496	5.23	83,073
	130,133,670	129,148,393		$480,631
All redeemable, convertible preferred stock was converted into common shares on the Closing Date of the Business Combination on a 1:1 basis. Immediately before the conversion, all cumulative dividends were declared, totaling a dividend payable of $241,529. This dividend was paid in-kind and subsequently converted, as a result of the Business Combination, into an additional 24,152,942 common shares. After the in-kind dividend payment and the conversion, the former preferred shareholders held 153,895,644 common shares.
Prior to the Business Combination, redemption features of the preferred shares were not fixed and did not have a determinable price on fixed or determinable dates. As of December 31, 2022, the preferred shares were not currently redeemable, and it was not probable that the preferred shares would become redeemable, since it was uncertain whether or when circumstances exist that would constitute a deemed liquidation event. Accordingly, the Company did not adjust the carrying value of the preferred shares to their redemption values.